UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2014

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West Wall Street, Suite 550
Midland, TX 79701

(Address of Principal Executive Offices)(432) 262-2700

(Registrant’s Telephone Number, Including Area Code)N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2014, the shareholders of Natural Gas Services Group, Inc. (the "Company") approved an amendment to the 2009 Restricted Stock/Unit Plan (the "Plan") to increase the number of shares authorized to be issued under such Plan from 300,000 to 800,000. The Plan, as amended, is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2014, we held our Annual Meeting of Shareholders (the “Annual Meeting”) at which the following four proposals were presented to our shareholders for consideration: (1) the election of two Directors to serve until the Annual Meeting of Shareholders to be held in 2017, or until their successors are elected and qualified, (2) a proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014, (3) a proposal to amend the Company's 2009 Restricted Stock\Unit Plan to increase the number of shares authorized for issuance thereunder from 300,000 to 800,000 shares of common stock and approve performance goal guidelines; and (4) an advisory vote on the compensation of our named executive officers (“Say-on-Pay Vote”). These proposals were described in detail in our definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 22, 2014.

(1)Election of Director: The nominee for election to the Board of Directors set forth below was elected by the shareholders by the following vote:

Director Nominee	For	Against and Authority Withheld	Abstentions	Broker Non-Votes
Charles G. Curtis	9,994,137	228,427	N/A	1,747,182
Stephen C. Taylor	10,069,454	153,110	N/A	1,747,182

(2)Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
11,674,418	42,859	252,469	N/A

(3)    Amendment to the 2009 Restricted Stock/Unit Plan: The proposal to amend the Company's 2009 Restricted Stock\Unit Plan to increase the number of shares authorized for issuance thereunder from 300,000 to 800,000 shares of common stock and approve performance goal guidelines was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
9,831,141	342,949	48,474	1,747,182

(4)Advisory Vote on the Compensation of our Named Executive Officers: The compensation of our named executive officers was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
6,865,001	3,291,611	65,952	1,747,182

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
.

Exhibit No.	Description

99.1	2009 Restricted Stock/Unit Plan, as amended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: June 6, 2014
	By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer